                                    FORM 8-K

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D. C. 20549


                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 15, 1996


                           WESTMORELAND COAL COMPANY
                           -------------------------
             (Exact name of registrant as specified in its charter)


          DELAWARE                    0-752                  23-1128670
          --------                    -----                  ----------
(State or other jurisdiction          (Commission File       (I.R.S. Employer
of incorporation or organization)     Number                 Identification No.)

2 North Cascade Avenue, 14th Floor   Colorado Springs, Colorado            80903
- --------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code:                719-442-2600
                                                                   ------------


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Item 2. Acquisition or Disposition of Assets

         On May 15, 1996, Westmoreland Coal Company ("Westmoreland") completed a transaction with Penn Virginia Corporation ("Penn Virginia") which provides for the relinquishment of certain leases of Westmoreland coal reserves back to Penn Virginia in exchange for a cash payment of $10,678,000 and other consideration from Penn Virginia. In addition to cash, Westmoreland received an 18-month option to purchase Penn Virginia's 16% ownership interest in Westmoreland Resources, Inc.

         On May 17, 1996, Westmoreland completed non-cash transactions which provide for sale of its idled Wentz Complex to Stonega Mining and Processing Company (Stonega) and its idled Pine Branch Mining Inc. to Roaring Fork Mining Company (Roaring Fork). Stonega and Roaring Fork will assume certain reclamation and other liabilities associated with the idled operations as consideration.


Item 7. Financial Statements and Exhibits
    (b) Pro Forma Financial Information

         The following unaudited condensed pro forma consolidated balance sheet assumes that the Penn Virginia transaction and the disposition of the Wentz Complex and Pine Branch Mining Inc. occurred on March 31, 1996.

         The following unaudited condensed pro forma consolidated statements of operations for the three months ended March 31, 1996 and for the year ended December 31, 1995 assume that the Penn Virginia transaction and the dispositions of the Wentz Complex and Pine Branch Mining Inc. occurred as of January 1, 1996 and January 1, 1995, respectively. The pro forma results of operations are not necessarily indicative of the results of operations that actually would have been attained if the transactions had occurred on these dates.

         The unaudited condensed pro forma consolidated financial statements should be read in conjunction with the historical financial statements and related notes of Westmoreland.

    (c) Exhibits

      No.      Description
      ---      -----------
     10(o)     Agreement among Penn Virginia Corporation and Westmoreland Coal
               Company
     10(p)     Amendment and Restatement of Virginia Lease
     10(q)     Assignment Agreement between Pine Branch Mining Inc. and Roaring
               Fork Mining, Inc.
     10(r)     Assignment Agreement between Westmoreland Coal Company and
               Stonega Mining and Processing Company
     99.1      Press release dated May 15, 1996
     99.2      Press release dated May 22, 1996




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                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                       WESTMORELAND COAL COMPANY




Date: May 29, 1996                     By: /s/ ROBERT J. JAEGER
                                          ----------------------------------
                                           Robert J. Jaeger
                                           Senior Vice President - Finance
                                           Treasurer, and Controller




                                                                              3

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                   WESTMORELAND COAL COMPANY AND SUBSIDIARIES
                PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEETS

                       Three months ended March 31, 1996
                                  (Unaudited)

                                                         Pro Forma
                                          Historical    Adjustments     Pro Forma
                                          ----------    -----------     ---------

                                                       (in thousands)
Current Assets:
   Cash and cash equivalents               $   6,321       10,678(1)       16,999
   Notes and accounts receivable (net)         6,701                        6,701
   Inventories                                   784                          784
   Other current assets                          803                          803
                                           ---------    ---------       ---------
Total Current Assets                          14,609       10,678          25,287
                                           ---------    ---------       ---------

Property, plant and equipment (net)           59,445                       59,445
Investment in Independent
   Power Operations                           49,489                       49,489
Investment in DTA                             19,131                       19,131
Other assets                                  21,805                       21,805
                                           ---------    ---------       ---------
Total Assets                               $ 164,479       10,678         175,157
                                           =========    =========       =========

Total Current Liabilities                     29,463           53(1)       29,516
                                           ---------    ---------       ---------

Accrual for workers' compensation             26,795                       26,795
Accrual for postretirement medical costs      75,941                       75,941
Other liabilities                             69,930       (3,001)(2)      66,929

Shareholders' (Deficit):
    Preferred Stock
                                                 575                          575
    Common Stock                              17,402                       17,402
    Other Paid in Capital                     94,641                       94,641
    Accumulated (deficit)                   (150,268)      13,626        (136,642)
                                           ---------    ---------       ---------
Total shareholders' deficit                  (37,650)      13,626         (24,024)
                                           ---------    ---------       ---------
Total Liabilities and
   Shareholders' (Deficit)                 $ 164,479       10,678         175,157
                                           =========    =========       =========




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                  WESTMORELAND COAL COMPANY AND SUBSIDIARIES
              PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME

                       Three months ended March 31, 1996
                                  (Unaudited)

                                                       Pro Forma
                                        Historical    Adjustments   Pro Forma
                                        ----------    -----------   ---------
                                         (in thousands except per share data)
Revenues:
   Coal                                  $ 10,552         (13)(3)     10,539
   Independent power - equity in
        earnings and fees                   4,351                      4,351
   Services                                 1,457                      1,457
                                         --------    --------       --------
                                           16,360         (13)        16,347
Costs and expenses:
   Cost of coal sold                       11,387        (217)(3)     11,170
   Heritage costs                           3,630                      3,630
   Other                                    4,371                      4,371
                                         --------    --------       --------
                                           19,388        (217)        19,171
                                         --------    --------       --------

Operating (loss)                           (3,028)       (204)        (2,824)

Gains on the sales of assets                2,441        --  (5)       2,441
Other income                                1,671         143(4)       1,814
                                         --------    --------       --------
Income before income tax expense
   and minority interest                    1,084         347          1,431
Income tax expense                            317                        317
Minority Interest                             311                        311
                                         --------    --------       --------
Net income                               $    456         347            803
                                         ========    ========       ========
Less preferred stock dividends
   in arrears                              (1,222)                    (1,222)
                                         --------    --------       --------
Net loss applicable to common
   shareholders                          $   (766)        347           (419)
                                         ========    ========       ========
Net income (loss) per share applicable
   to common shareholders                $   (.11)                      (.06)
                                         ========                   ========
Weighted average number of common
   shares outstanding                       6,965                      6,965
                                         ========                   ========




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                   WESTMORELAND COAL COMPANY AND SUBSIDIARIES
              PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME

                          Year ended December 31, 1995
                                  (Unaudited)

                                                       Pro Forma
                                        Historical    Adjustments     Pro Forma
                                        ----------    -----------     ---------
                                         (in thousands except per share data)
Revenues:
   Coal                                  $ 111,303       (4,387)(3)     106,916
   Independent power - equity in
        earnings and fees                   16,968                       16,968
   Services                                  2,637                        2,637
                                         ---------    ---------       ---------
                                           130,908       (4,387)        126,521
Costs and expenses:
   Cost of coal sold                       129,353       (5,902)(3)     123,451
   Depreciation, depletion and
      amortization                          14,903         (682)(3)      14,221
   Selling and administrative               14,458                       14,458
   Unusual charges                          66,623       (1,377)(3)      65,246
   Other                                     1,131                        1,131
                                         ---------    ---------       ---------
                                           226,468       (7,961)        218,507
                                         ---------    ---------       ---------
Operating (loss)                           (95,560)       3,574         (91,986)

Gains on the sales of assets                 9,088         --  (5)        9,088
Other income                                 2,942          632(4)        3,574
                                         ---------    ---------       ---------
Income before income tax expense
   and minority interest                   (83,530)       4,206         (79,324)

Income tax expense                           1,488                        1,488
Minority Interest                            1,368                        1,368
                                         ---------    ---------       ---------
Net income                               $ (86,386)       4,206         (82,180)
                                         =========    =========       =========
Less preferred stock dividends
   in arrears                                4,888                        4,888
                                         ---------    ---------       ---------
Net loss applicable to common
   shareholders                          $ (91,274)       4,206         (87,068)
                                         =========    =========       =========
Net income (loss) per share applicable
   to common shareholders                $  (13.11)                      (12.50)
                                         =========                    =========
Weighted average number of common
   shares outstanding                        6,965                        6,965
                                         =========                    =========




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                   WESTMORELAND COAL COMPANY AND SUBSIDIARIES

         NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                 March 31, 1996
                                  (Unaudited)

A.  BASIS OF PRESENTATION

On May 15, 1996, Westmoreland relinquished certain coal reserves held under lease agreements with Penn Virginia, back to Penn Virginia. In consideration, Westmoreland received a cash payment of $10,800,000, net of $122,000 owed for related personal property and real estate taxes. In addition, Westmoreland received an eighteen month option to purchase Penn Virginia's 16% ownership interest in Westmoreland Resources, Inc. (WRI) for $3,000,000. Westmoreland retained the right to use and maintain certain surface facilities, and received assignable access rights to Westmoreland's Stone Mountain Reserves. The original lease agreement between Westmoreland and Penn Virginia remains in effect and certain subleases were terminated an/or assigned to third parties.

The accompanying condensed pro forma consolidated balance sheet includes pro forma adjustments to give effect to the relinquishment of the coal reserves to Penn Virginia and the proceeds received therefrom, as of March 31, 1996. The condensed pro forma consolidated statements of operations include pro forma adjustments to give effect to the use of proceeds for the Penn Virginia transaction.

On May 15, 1996, Westmoreland entered into agreements to sell its idled Wentz Complex to Stonega and to sell its idled Pine Branch Mining Inc. to Roaring Fork, in exchange for the assumption of certain reclamation and other liabilities. These non-cash transactions closed on May 17, 1996.

The Wentz Complex transaction assigns all of the reclamation and certain environmental liabilities to Stonega. In addition, Stonega will be responsible for all employee benefit costs for any former Westmoreland employees who subsequently are hired by Stonega. Certain environmental liabilities, as well as certain land leases have been retained by Westmoreland.

The Pine Branch Mining Inc. transaction assigns certain reclamation and environmental liabilities and certain equipment leases to Roaring Fork. In addition, Roaring Fork will be responsible for all employee benefit costs for any former Westmoreland employees who subsequently are hired by Roaring Fork.

The accompanying condensed pro forma consolidated balance sheet includes pro forma adjustments to give effect to the dispositions of the Wentz Complex and Pine Branch Mining Inc. as of March 31, 1996. The condensed pro forma consolidated statements of operations include pro forma adjustments to give effect to the dispositions of these operations for the three months ended March 31, 1996 and the year ended December 31, 1995.




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         NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                 March 31, 1996
                                  (Unaudited)

B.  PRO FORMA ADJUSTMENTS

The following pro forma adjustments have been made to the historical balance sheet of Westmoreland at March 31, 1996 and to the historical statements of operations for the three months ended March 31, 1996 and the year ended December 31, 1995.

     1. To record the relinquishment of certain coal reserves to Penn Virginia, for total proceeds of $10,800,000, net of related personal property and real estate taxes of $122,000 and to record estimated transactions costs of $175,000.

     2. To record the Wentz Complex and Pine Branch Mining Inc. dispositions and the assignment of $3,001,000 of reclamation and environmental liabilities. As of March 31, 1996, all assets related to the Wentz Complex and Pine Branch Mining Inc. had been impaired and therefore, no adjustment for assets dispositions is required. In addition, no pro forma adjustments have been made for employee benefit costs to be transferred to Stonega and Roaring Fork as no Westmoreland employees have been hired to date.

     3. To eliminate the revenue and expenses attributable to the Wentz Complex and Pine Branch Mining Inc., including the rent expense related to the equipment leases.

     4. To record the assumed interest income on the net proceeds of $10,678,000, calculated at an assumed rate of 5.37% for the three months ended March 31, 1996 and at an assumed rate of 5.86% for the year ended December 31, 1995.

     5. In May 1996, Westmoreland will record a gain of $13,626,000 related to the disposition of these assets. Such gains have not been included in these pro forma condensed consolidated financial statements.




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                                 EXHIBIT INDEX


    Exhibit
      No.      Description
      ---      -----------
     10(o)     Agreement among Penn Virginia Corporation and Westmoreland Coal
               Company
     10(p)     Amendment and Restatement of Virginia Lease
     10(q)     Assignment Agreement between Pine Branch Mining Inc. and Roaring
               Fork Mining, Inc.
     10(r)     Assignment Agreement between Westmoreland Coal Company and
               Stonega Mining and Processing Company
     99.1      Press release dated May 15, 1996
     99.2      Press release dated May 22, 1996